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                                     [LOGO]

                           CHARLES RIVER LABORATORIES

                                 Life. Science.

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This document contains "forward looking statements." Such statements involve a number of risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward looking statement, including acquisition integration risks, special interest groups, contaminations, industry trends, new displacement technologies, outsourcing trends, USDA and FDA regulation, changes in law, special interest groups, continued availability of products and supplies, personnel and control, and others that are described in the Risk Factors contained in the Company's registration Statement on Form S-3, as filed on July 19, 2001. The Company disclaims any intent or obligation to update forward looking statements, and otherwise claims the safe harbor protections for forward looking statements afforded under The Private Securities Litigation Reform Act of 1995.

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COMPANY OVERVIEW

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CHARLES RIVER LABORATORIES

Leading provider of products and services that facilitate the discovery and development of new drugs.

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CRITICAL PATH TO DRUG DEVELOPMENT

Discovery
Development
Clinical Trials
Regulatory Submission & Review

[GRAPH]

>5,000 New Drug Candidates
1 New Drug

Charles River's Primary Focus

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                              CUSTOMER COMPOSITION

                            2001 Sales: $466 million

                                    [GRAPH]


                    Pharmaceutical and Biotech Companies 79%
                                  Academic 16%
                                 Government 5%


        No Commercial Customer Accounts for More than 3% of Revenues

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                             GEOGRAPHIC COMPOSITION

                            2001 Sales: $466 million

                                      [GRAPH]

                                North America 73%
                                   Europe 16%
                                    Japan 11%

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The only global provider:
76 production and laboratory facilities in 15 countries

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                          UNMATCHED INDUSTRY EXPERTISE

 o     5000 employees worldwide

         o     20% have been with company 10 years or more

 o     More than 250 scientists

 o     Management team average experience -20 years

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                     35 YEARS OF GROWTH & PROFITABILITY

                           2001 Revenues $466 Million

[GRAPH]

2000 IPO (NYSE)

1947 Private Company

1968 Public Company (NASDAQ)

1984 Wholly-Owned Subsidiary of Bausch & Lomb

1999 Private Company/Management-Led Leverage Buyout

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EXCEEDED WALL STREET EARNINGS
ESTIMATES IN ALL 8 QUARTERS POST-IPO

                                    [GRAPH]

                       / / First Call Consensus / / Actual

Excludes $0.02 Q4:01 consolidation charge.

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                         GROWTH IN PHARMA R&D SPENDING

 o     New drug discovery targets

         o     Genomics and proteomics

 o     Patent expiration


U.S. Pharmaceutical R&D Spending
($ in billions)

                                    [GRAPH]

Source: 2001 PhRMA Annual Survey--U.S. Pharma R&D spending, domestic and abroad.

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                            PRE-CLINICAL OUTSOURCING

              Pre-Clinical R&D Spending
              ($ in billions)

                                    [GRAPH]

Source: 2001 PhRMA Annual Survey--U.S. Pharma R&D spending, domestic and abroad.

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CHARLES RIVER LABORATORIES BUSINESS SEGMENTS

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ANIMAL RESEARCH MODELS: 40% OF REVENUES

o    More than 130 genetically and virally defined research models

o    Movement towards disease models--Diabetes, Alzheimer's, Cardiovascular

o    Mandated by FDA and global regulatory agencies

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   UNIQUE COMPETITIVE ADVANTAGES

o     Global
o     Relationships
o     Scientific depth
o     Biosecurity

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                              MARKET SHARE LEADER

                2001 Worldwide Market Opportunity: $475+ million

                                    [GRAPH]

              Charles River is 4x Larger than its Next Competitor

Source: Company estimates.

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  STRATEGIC PARTNERSHIP WITH THE JACKSON LABORATORIES

 o     Premier mammalian genetic research institution
 o     Hundreds of unique mouse models
 o     Exclusive distribution in Europe and Japan

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BIOMEDICAL PRODUCTS AND SERVICES

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 BIOMEDICAL PRODUCTS AND SERVICES: 60% OF CURRENT REVENUES

 o     Directed at high-growth areas of drug discovery and development

         o     Discovery Services

         o     Development Services

         o     in vitro Technologies

         o     Vaccine Support Services

 o     Enables customers to outsource required drug development procedures

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                             LEADING MARKET SHARES


($ IN MILLIONS)                                            ESTIMATED
                                                           MARKET SIZE                     RANK
-------------------------------------------------------------------------------------------------
DISCOVERY SERVICES
  Transgenic Services                                        $75-$100                        #1
  Contract Site Management                                   150-200                         #1
  Infectious Disease and Genetic Testing                     35-50                           #1
DEVELOPMENT SERVICES
  Drug Safety Assessment                                     $500-$750                       #1
  Pharmacokinetics/Metabolism                                150-175                         #1(1)
  BioanalyticalChemistry                                     150-175                         #1(1)
  Surgery/Pharmacology                                       100-150                         #1
  BiosafetyTesting                                           100-150                         #2
  Bioproduction Services                                     100-125                         #2(2)
  Pathology Services                                         75-100                          #1
INVITRODETECTION SYSTEMS                                     $125-$150                       #1
VACCINE SUPPORT PRODUCTS                                     $75-$100                        #1
-------------------------------------------------------------------------------------------------
TOTAL                                                        $1,880-$2,560
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

(1) High throughput MAP/BAC compound screening
(2) Volumes for clinical trials
Source: Company estimates.

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                               DISCOVERY SERVICES

Transgenic Services

         o     Facilities in US, France, Japan

Laboratory and Research Services

         o     Genetic testing
         o     Infectious disease testing
         o     Drug efficacy testing

Contract Site Management

         o $25 million five-year NCI-Frederick contract

4 year CAGR: 43%

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                       FULL RANGE OF DEVELOPMENT SERVICES

Entire range of services to take molecule from discovery to FDA filing

 o     Drug Safety Assessment
 o     Pharmacokinetics / Metabolism
 o     BioanalyticalChemistry
 o     Surgery / Pharmacology
 o     BiosafetyTesting
 o     BioproductionServices
 o     Pathology Services

2001 pro forma growth of 20% (4 year CAGR: 156%)

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                            MAJOR ACQUISITIONS -2001


   PRIMEDICA

   Description               Leading pre-clinical outsourcing services company

   2001 Revenue              $80 million


   Rationale                 Strengthened and complemented existing portfolio
                             with high value-added services


   PATHOLOGY ASSOCIATES

   Description               World's leading provider of contract pathology
                             services in research models

   2001 Revenue              $38 million

   Rationale                 Expanded pre-clinical capabilities

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                         MAJOR ACQUISITION - JUNE 2002


   BIOLABS

   Description        Privately held pre-clinical outsourcing services in
                      Western Ireland Performs bioassay, animal health and medical device support

   2001 Revenue       $10 million

   Rationale          Strengthened and complemented existing portfolio with
                      high value-added services in the same channel

   EPS Impact         Accretive in 2002 by $0.01 to $0.02

   Integration        Base for expansion of our services portfolio in Europe

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                              IN VITRO TECHNOLOGIES


 o     Only FDA-approved alternative to animal testing

 o     Endotoxintesting for injectable drug / medical device lot release


4 year CAGR: 18%

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IN VITRO (NON-ANIMAL) TECHNOLOGIES - EXPANDED MARKET OPPORTUNITIES

                                   [GRAPHIC]

        In Vitro Pyrogen Test                 Portable LAL Device

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GROWTH STRATEGY

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   CORPORATE OBJECTIVE: DELIVER 20% ANNUAL GROWTH *

  o     Same-channel
  o     Outsourcing
  o     Genomics and proteomics
  o     Model creation
  o     In vitro technologies
  o     Acquisitions

* Assumes 15% organic growth and 5% acquisitive growth.

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SHIFT TO HIGHER-GROWTH
BUSINESSES

                                   [GRAPHIC]

         / / RESEARCH MODELS     / / BIOMEDICAL PRODUCTS AND SERVICES

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                      GROWTH - MORE SALES TO SAME CUSTOMERS

Specialty PK and Toxicology by Disease Area
Specialty Pathology
Transgenic Model Development
In Vitro Metabolism and Toxicology
Drug Formulation
Bioanalytical Chemistry
Biopharmaceutical Production
Pharmacokinetics & Metabolism
Pathology Services
In Vitro Detection Systems
Biotech Safety Testing
Drug Safety Assessment
Vaccine Support Products
Research Support Services
Infectious Disease & Genetic Testing
Transgenic Services
Research Models

                                   [GRAPHIC]

Note:  Results are not to scale.

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                      GROWTH THROUGH STRATEGIC ACQUISITIONS

 o     19 acquisitions and alliances since 1994
 o     Same channel strategy

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                       STRINGENT CRITERIA FOR ACQUISITIONS

 o     Non-dilutive
 o     20% operating margin
 o     15%+ top-line growth
 o     Leading player
 o     Leverage worldwide infrastructure
 o     Scientific leadership

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                               FINANCIAL OVERVIEW

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                              FINANCIAL HIGHLIGHTS

Net Sales
Research Models 4-Year CAGR:                   11%
Biomedical Products & Services 4-Year CAGR:    52%
($ in millions)

                                   [GRAPHIC]

           / / Research Models      / / Biomedical Products & Services

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                          FINANCIAL HIGHLIGHTS (CONT'D)

Operating Income(1)
Research Models 4-Year CAGR:                    29%
Biomedical Products & Services 4-Year CAGR:     58%
($ in millions)

                                   [GRAPHIC]

           / / Research Models      / / Biomedical Products & Services

(1) Excludes unallocated corporate overhead.

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                          FINANCIAL HIGHLIGHTS (CONT'D)

EBITDA
($ in millions)

                                   [GRAPHIC]

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                          SOLID FINANCIAL PERFORMANCE

   o  Exceeded Wall Street earnings estimates in all 8 quarters post IPO

   o  Provided guidance of $1.37 to $1.40 for CY 2002 vs. $0.94 for CY 2001(1)

                                   [GRAPHIC]

              / / First Call Consensus     / / Actual

(1) Excludes $0.02 Q4:01 consolidation charge.

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                              STRONG CAPITALIZATION


              ($ IN MILLIONS)                                      AS OF                           AS OF
                                                                DEC. 29, 2001                 JUN. 29, 2002
                                                              ----------------------------------------------
                                                                   ACTUAL                          ACTUAL
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
              Cash & Cash Equivalents                         $     58.3                    $       84.7

              Term Loans                                      $     68.6                    $        0.0
              Senior Subordinated Notes                             78.9                             0.0
              Other Debt                                             9.3                             3.7
              Senior Convertible Debentures                          0.0                           185.0
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              TOTAL DEBT                                      $    156.8                   $       188.7

              Shareholder's Equity                                 286.1                           309.5
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              Total Capitalization                            $    442.9                   $       498.2
              Net Debt / Total Capitalization                       22.2%                           20.9%
              Net Debt / EBITDA                                     0.8x                              .8x
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

(1) Adjusted for subsequent retirements of Senior Subordinated Notes and the Senior Convertible Debenture offering.

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                              FINANCIAL OBJECTIVES


                                       1997 - 2001        2002         LONG-TERM
                                       CAGR               GUIDANCE     GROWTH TARGETS(2)
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
Revenue Growth                            27%                15%              20 +%
  Research Models                         11%                 -           8% to 10%
  Biomedical Products & Services          52%                 -          30% to 35%

Operating Income Growth                   42%                 -          20% to 25%

Net Income/EPS Growth                  NA (1)               25+%              25 +%
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Operating Margins                      Improved from        20+%         20% to 22%
                                       15% to 20%
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(1) Not meaningful due to recapitalization transaction and prior ownership by B&L.
(2) Includes acquisitions.

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                              INVESTMENT HIGHLIGHTS

 o     Preclinical outsourcing

 o     Growth driven by pharma R&D spending

 o     Predictable and consistent financial performance

 o     Leading market shares

 o     Longstanding customers

 o     Acquisition track record

 o     Experienced management team

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                                     [LOGO]

                           CHARLES RIVER LABORATORIES

                                 Life. Science.

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